EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) on loans originated by various parties acquired by Chimera Investment Corporation (the “Client”). These mortgage loans, which were originated by multiple parties, were purchased by the Client in multiple bulk transactions or via Reliance Letter and were reviewed by AMC on behalf of such party. The Review was conducted from September 2020 through February 2023 on mortgage loans with origination dates from August 2020 through February 2023 via files imaged and provided by the Client for review. The Review included loans reviewed under the Leases Review Scope (1,024), referred to as the loans.

(2) Sample size of the assets reviewed.

During the course of the securitization evaluation process, the Client may have removed loans that were reviewed by AMC from the securitization for reasons that were not disclosed to AMC. The Review contained one thousand twenty-four (1,024) loans totaling an aggregate original principal balance of approximately $236.895 million.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology. AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) and relevant for the Scope in question, included the following data fields:

# of Units	Contract Sales Price	Interest Rate Initial Floor	Note Date	Prepayment Terms
Amortization Term	Cost Basis	Interest Rate Life Cap	Occupancy	Property Type
Amortization Type	First Interest Rate Change Date	Interest Rate Life Max	Original As-Is LTV	Purpose
Appraisal As-Is Value	First Payment Date	Interest Rate Life Min	Original CLTV	Refi Purpose
Appraisal Date	Flood Insurance Annual Premium	Interest Rate Periodic Cap	Original Interest Rate	Representative FICO
Appraisal Effective Date	Guarantor 1 First Name	Interest Rate Periodic Floor	Original Interest Rate Period	Rounding Factor
Appraised Value	Guarantor 1 Last Name	Investor: Qualifying Total Debt Ratio	Original Loan Amount	State
As-Is Value Used For LTV Calculation	Guarantor 2 First Name	Lien Position	Original LTV	Street
Balloon Flag	Guarantor 2 Last Name	Loan To Cost (LTC)	Original P&I	Subject Debt Service Coverage Ratio
Borrower First Name	Hazard Insurance Annual Premium	Lookback Period	Original PITI	Total Cash-out
Borrower FTHB	Hazard Insurance Monthly Premium	LTV Valuation Value	Original PITIA	Total PITIA
Borrower Full Name	Index Type	Margin	Original Term	Zip
Borrower Last Name	Interest Only	Maturity Date	Origination Channel
City	Interest Only Period	Monthly HOA Dues	Payment Frequency
Coborrower First Name	Interest Rate Change Frequency	Monthly Taxes	Prepayment Penalty
Coborrower Last Name	Interest Rate Initial Cap	Next Interest Rate Change Date	Prepayment Penalty Period (months)

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of

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the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

LEASES SCOPE

DOCUMENT REVIEW

For each Loan, AMC will review the Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI/DSCR” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and

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(iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, and (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Other: review and methodology.

Title Review

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As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

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SUMMARY OF FINDINGS AND CONCLUSIONS

OVERALL REVIEW RESULTS SUMMARY

Of the one thousand twenty-four (1,024) loans reviewed, all one thousand twenty-four (1,024) or 100% received an Overall “A” or “B” grade.

S&P Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	415	40.53%
B	609	59.47%
C	0	0.00%
D	0	0.00%
Total	1,024	100.00%

DBRS Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	660	64.45%
B	364	35.55%
C	0	0.00%
D	0	0.00%
Total	1,024	100.00%

CREDIT RESULTS SUMMARY

All one thousand twenty-four (1,024) loans reviewed received an “A” or “B” Credit grade, and six hundred sixty-one (661) or 64.55% received an “A” Credit grade.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	661	64.55%
B	363	35.45%
C	0	0.00%
D	0	0.00%
Total	1,024	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

All one thousand twenty-four (1,024) loans reviewed received an “A” or “B” Property grade.

S&P Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	629	61.43%
B	395	38.57%
C	0	0.00%
D	0	0.00%
Total	1,024	100.00%

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DBRS Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	1,022	99.80%
B	2	0.20%
C	0	0.00%
D	0	0.00%
Total	1,024	100.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one thousand twenty-four (1,024) Loans reviewed, one thousand fifteen (1,015) unique Loans had five thousand one hundred thirty-five (5,135) different tape discrepancies across fifty-eight (58) data fields (some Loans had more than one data delta). The most variances were found on Street, Borrower Full Name and Borrower FTHB. These variances are frequently due to entity versus individual guarantor(s) name being listed on the tape data.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
# of Units	27	898	3.01%
Amortization Term	0	30	0.00%
Amortization Type	15	170	8.82%
Appraisal As-Is Value	73	98	74.49%
Appraisal Date	34	38	89.47%
Appraisal Effective Date	0	3	0.00%
Appraised Value	2	38	5.26%
As-Is Value Used For LTV Calculation	40	799	5.01%
Balloon Flag	2	5	40.00%
Borrower First Name	24	30	80.00%
Borrower FTHB	686	803	85.43%
Borrower Full Name	779	844	92.30%
Borrower Last Name	122	146	83.56%
City	55	998	5.51%
Coborrower First Name	1	1	100.00%
Coborrower Last Name	1	1	100.00%
Contract Sales Price	463	877	52.79%
Cost Basis	28	131	21.37%
First Interest Rate Change Date	0	197	0.00%
First Payment Date	14	1,004	1.39%
Flood Insurance Annual Premium	3	5	60.00%
Guarantor 1 First Name	0	4	0.00%
Guarantor 1 Last Name	4	8	50.00%
Guarantor 2 First Name	1	2	50.00%
Guarantor 2 Last Name	0	2	0.00%
Hazard Insurance Annual Premium	2	5	40.00%
Hazard Insurance Monthly Premium	6	45	13.33%
Index Type	187	208	89.90%
Interest Only	4	810	0.49%

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Interest Only Period	0	3	0.00%
Interest Rate Change Frequency	1	207	0.48%
Interest Rate Initial Cap	62	206	30.10%
Interest Rate Initial Floor	2	5	40.00%
Interest Rate Life Cap	0	198	0.00%
Interest Rate Life Max	0	193	0.00%
Interest Rate Life Min	65	193	33.68%
Interest Rate Periodic Cap	0	206	0.00%
Interest Rate Periodic Floor	0	193	0.00%
Investor: Qualifying Total Debt Ratio	1	2	50.00%
Lien Position	0	871	0.00%
Loan to Cost (LTC)	1	1	100.00%
Lookback Period	0	194	0.00%
LTV Valuation Value	5	61	8.20%
Margin	1	209	0.48%
Maturity Date	13	1,011	1.29%
Monthly HOA Dues	6	9	66.67%
Monthly Taxes	2	10	20.00%
Next Interest Rate Change Date	1	194	0.52%
Note Date	63	202	31.19%
Occupancy	0	8	0.00%
Original As-Is LTV	2	2	100.00%
Original CLTV	627	869	72.15%
Original Interest Rate	7	1,020	0.69%
Original Interest Rate Period	0	193	0.00%
Original Loan Amount	3	985	0.30%
Original LTV	113	917	12.32%
Original P&I	5	136	3.68%
Original PITI	4	4	100.00%
Original PITIA	17	44	38.64%
Original Term	0	132	0.00%
Origination Channel	219	807	27.14%
Payment Frequency	0	2	0.00%
Prepayment Penalty	0	7	0.00%
Prepayment Penalty Period (months)	12	743	1.62%
Prepayment Terms	28	759	3.69%
Property Type	25	902	2.77%
Purpose	7	1,024	0.68%
Refi Purpose	31	784	3.95%
Representative FICO	23	917	2.51%
Rounding Factor	0	195	0.00%
State	14	986	1.42%
Street	791	1,016	77.85%
Subject Debt Service Coverage Ratio	82	827	9.92%

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Total Cash-out	1	2	50.00%
Total PITIA	309	799	38.67%
Zip	19	978	1.94%
Total	5,135	27,426	18.72%

SitusAMC TITLE REVIEW SUMMARY (2 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 2 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

•	There are no potential issues concerning origination deed vesting.
•	No unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.
•	No unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
•	No unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
•	No Prior Liens were identified in our review.
•	No Prior Mortgages were identified in our review.
•	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	760	74.22%	$169,994,075.73	71.76%
Adjustable	264	25.78%	$66,900,843.50	28.24%
Total	1,024	100.00%	$236,894,919.23	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	1,024	100.00%	$236,894,919.23	100.00%
Total	1,024	100.00%	$236,894,919.23	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	535	52.25%	$140,318,636.50	59.23%
First Time Home Purchase	2	0.20%	$468,000.00	0.20%
Other-than-first-time Home Purchase	182	17.77%	$33,589,750.40	14.18%
Rate/Term Refinance - Borrower Initiated	305	29.79%	$62,518,532.33	26.39%
Total	1,024	100.00%	$236,894,919.23	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	3	0.29%	$3,888,750.00	1.64%
241-360 Months	1,021	99.71%	$233,006,169.23	98.36%
Total	1,024	100.00%	$236,894,919.23	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	591	57.71%	$114,193,270.00	48.20%

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Condo, Low Rise	8	0.78%	$1,069,750.00	0.45%
Condo, High Rise	4	0.39%	$1,987,500.00	0.84%
PUD	74	7.23%	$19,815,805.73	8.36%
Townhouse	1	0.10%	$87,500.00	0.04%
1 Family Attached	122	11.91%	$17,885,968.00	7.55%
2 Family	112	10.94%	$19,361,807.00	8.17%
3 Family	26	2.54%	$7,798,147.50	3.29%
4 Family	34	3.32%	$8,969,120.00	3.79%
Unavailable	52	5.08%	$45,726,051.00	19.30%
Total	1,024	100.00%	$236,894,919.23	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	1,024	100.00%	$236,894,919.23	100.00%
Total	1,024	100.00%	$236,894,919.23	100.00%

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